                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant / X /
Filed by a Party other than the Registrant /   /
Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                               SARNIA CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/   /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
/   /  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:


 ................................................................................
         2) Aggregate number of securities to which transaction applies:


 ................................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


 ................................................................................
         4) Proposed maximum aggregate value of transaction:


 ................................................................................
         5) Total fee paid:

 ................................................................................
/   / Fee paid previously with preliminary materials.

/   /    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         .......................................................................

         2)  Form, Schedule or Registration No.:


         .......................................................................

         3)  Filing Party:

         .......................................................................

         4)  Date Filed:

         .......................................................................

                               SARNIA CORPORATION

Dear Stockholder:

     You are cordially invited to attend Sarnia Corporation's Annual Meeting of Stockholders to be held at our offices, 6850 Versar Center, Springfield, Virginia 22151 on Thursday, November 14, 1996, at 9:00 a.m. eastern standard time.

     The matters scheduled for consideration at the meeting are the election of two directors and the ratification of the appointment of Sarnia's independent accountants. We will also report to you on Sarnia's condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.

     You can reach Versar Center by car, from either I-395 or I-495. From I-395: exit Edsall Road West to Backlick Road; left (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center. From I-495: exit Braddock Road East to Backlick Road; right (south) on Backlick to Hechinger Drive; left on Hechinger Drive to Versar Center.

     The stockholders' interest in the affairs of Sarnia Corporation is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE POSTPAID ENVELOPE PROVIDED. Giving your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

                                          Sincerely yours,

                                          /s/ CHARLES I. JUDKINS, JR.

                                          Charles I. Judkins, Jr.
                                          President
October 11, 1996

                               SARNIA CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Sarnia Corporation

     The Annual Meeting of Stockholders of Sarnia Corporation (the "Company") will be held at the Company's offices, 6850 Versar Center, Springfield, Virginia 22151, on Thursday, November 14, 1996, at 9:00 a.m. eastern standard time for the following purposes:

        1. To elect two directors for a three-year term expiring at the 1999 annual meeting of Stockholders;

        2. To ratify the appointment of Arthur Andersen LLP as independent accountants for fiscal year 1997; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on September 30, 1996, will be entitled to notice of and to vote at the meeting and any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ PAMELA J. JOHN

                                          Pamela J. John
                                          Secretary
October 11, 1996

                                IMPORTANT NOTICE

                            YOUR PROXY IS IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

                               SARNIA CORPORATION

          ------------------------------------------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 14, 1996
          ------------------------------------------------------------

     Sarnia (formerly Versar Virginia, Inc.) was the wholly-owned subsidiary of Versar, Inc., ("Versar") and since 1982 has owned and operated an 18.3 acre office park in Springfield, Virginia known as Versar Center. On June 30, 1994, Versar spun-off Sarnia to Versar's shareholders on a one to one basis. The spin-off of Sarnia from Versar was to separate two distinct businesses with different financial, investment and operating characteristics.

                                    GENERAL

     This Proxy Statement and the enclosed proxy card are being mailed on or about October 11, 1996, to stockholders ("Stockholders") of Sarnia Corporation ("Sarnia" or the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices at 6850 Versar Center, Springfield, Virginia 22151, on November 14, 1996, and any adjournment thereof. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may vote their shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not so revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

OUTSTANDING SHARES, RECORD DATE AND SOLICITATION

     Only holders of record of the Sarnia's common stock, no par value ("Common Stock"), at the close of business on September 30, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The number of shares of Common Stock outstanding and entitled to vote as of the Record Date was 4,572,545. Each share of Common Stock is entitled to one vote on all matters of business at the Annual Meeting.

     The By-laws of the Company require that the holders of a majority of outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the Annual Meeting, then the two nominees for director who receive the highest number of votes cast will be elected. On all other matters considered at the meeting, the affirmative vote of a majority of the shares voting, in person or by proxy, is required for approval. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but do not constitute a vote "FOR" or "AGAINST" any matter to be considered at the Annual Meeting and will be disregarded in calculation of "votes cast".

     Any proxy which is returned by a Stockholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors' nominees and FOR Proposal 2 and in the proxyholders' discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and the nominees for the Board of Directors, as indicated in the accompanying proxy card.

     The cost of preparing, assembling and mailing this material will be borne by Sarnia. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. It is anticipated that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares entitled to vote at the Annual Meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

     The Annual Report of the Company for fiscal year 1996 on Form 10-K, the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card were initially mailed in a single envelope to Stockholders on or about October 11, 1996.

PRINCIPAL SHAREHOLDERS

     The table below sets forth, as of September 3, 1996 the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

-----------------------------------------------------------------------------------------------
                                                                                      PERCENT
                                                             AMOUNT AND NATURE           OF
                                                               OF BENEFICIAL         CLASS OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP(1)            STOCK
-----------------------------------------------------------------------------------------------
  Dr. Michael Markels, Jr.(2)                                     773,232               16.8%
     6850 Versar Center
     Springfield, VA 22151
-----------------------------------------------------------------------------------------------
  Dr. Robert L. Durfee(3)                                         834,374               17.4%
     6850 Versar Center
     Springfield, VA 22151
-----------------------------------------------------------------------------------------------
  Versar, Inc., Employee Savings and Stock Ownership
  Plan(4)                                                         404,983                8.9%
-----------------------------------------------------------------------------------------------

---------------
(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general a person is deemed to be beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 3, 1996. With respect to ownership of shares which are held in the Versar ESSOP (as defined below in footnote 4) but allocated to individuals' accounts, the information is current as of September 3, 1996.

(2) For a description of the nature of the beneficial ownership of Dr. Markels, see "SECURITY HOLDINGS OF MANAGEMENT". The information with respect to shares of Common Stock held by Dr. Markels is based upon filings with the Securities and Exchange Commission.

(3) Dr. Durfee's beneficial ownership of shares includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power, and 187,500 shares Dr. Durfee has the right to acquire upon conversion of shares of the Company's Series A Cumulative Convertible Preferred Stock ("Preferred Stock") held by him. The information with respect to shares of Common Stock held by Dr. Durfee is based upon filings with the Securities and Exchange Commission.

(4) Of the 404,983 shares of Common Stock held by the Versar, Inc., Employee Savings and Stock Ownership Plan (the "ESSOP"), 404,983 shares are allocated to individual ESSOP participants' accounts and are voted by the Trustees. The ESSOP Trustees have investment power over all shares of Common Stock held by the ESSOP. The ESSOP Trustees are Michael Markels, Jr., Benjamin M. Rawls and James C. Dobbs. Each disclaims beneficial ownership of the Common Stock held by the ESSOP. The information with respect to shares of Common Stock held by the ESSOP is based upon filings with the Securities and Exchange Commission and a report by the Company's stock transfer agent.

    SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon copies of reports furnished to Sarnia, the Company believes that all reports required to be filed by persons subject to Section 16 of the Securities Exchange Act of 1934, and the rules and regulations thereunder, have been timely filed.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     The Company's Articles of Incorporation were amended in May 1994 to increase the Board of Directors to five members and "classify" the directors into three classes (I, II and III), with directors in each class serving three-year terms and with one or two directors standing for election in any one year. Two directors are to be elected at the Annual Meeting for a three-year term expiring at the 1999 Annual Meeting of Stockholders.

NOMINEES FOR ELECTION

     The Board of Directors of the Company recommends the election of Benjamin
M. Rawls and James N. Schwarz who were nominated to serve as directors of Sarnia for three-year terms until the 1999 Annual Meeting and until their successors have been duly elected and qualified. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. Messrs. Rawls and Schwarz are presently directors of the Company and have served as such for the time indicated opposite their names. If for any reason a nominee should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other person as may be designated by the Board of Directors.

         NAME                  AGE & CLASS           BUSINESS EXPERIENCE AND OTHER INFORMATION
-----------------------   ---------------------   -----------------------------------------------
Benjamin M. Rawls                55 III           Chairman of the Board of Sarnia Corporation
                                                    since 1994; Chairman of the Board of Versar,
                                                    Inc. since November 1993 and President and
                                                    Chief Executive Officer of Versar since April
                                                    1991; President and Chief Executive Officer
                                                    of Rawls Associates, Inc., a management
                                                    consulting firm, from April 1988 to March
                                                    1991; President and Chief Executive Officer
                                                    of R-C Holding, Inc. (currently known as Air
                                                    & Water Technologies Corporation) from July
                                                    1987 to April 1988; Chairman of Metcalf &
                                                    Eddy, Inc., a subsidiary of
                                                    Research-Cottrell, Inc. from 1984 to April
                                                    1988; a director of Versar since 1991 and a
                                                    director of Sarnia since 1991.
James N. Schwarz                 51 III           Director of the Company since May 1996;
                                                    Partner, Ginsburg, Feldman and Bress since
                                                    1996; Sr. Vice President, General Counsel and
                                                    Corporate Secretary of Steuart Petroleum
                                                    Company from 1991 to 1995; Executive Vice
                                                    President, General Counsel and Corporate
                                                    Secretary of Dart Stores, Inc. from 1988 to
                                                    1991.

                         DIRECTORS CONTINUING IN OFFICE

     The following information is provided regarding the other directors, whose terms will continue after the Annual Meeting.

         NAME                  AGE & CLASS           BUSINESS EXPERIENCE AND OTHER INFORMATION
-----------------------   ---------------------   -----------------------------------------------
Gerald T. Halpin                  73 II           President and Chairman of the Board of
                          Term Expires in 1998      WEST*GROUP, Inc., a real estate development
                                                    and construction firm, and its predecessor
                                                    since 1970; and a director of Sarnia since
                                                    June 1994.
Michael Markels, Jr.              70 I            Chairman of the Board, President and Chief
                          Term Expires in 1997      Executive Officer of Ocean Farming, Inc.
                                                    since 1995; Co-founder, Director and Chairman
                                                    Emeritus of Versar, Inc. A director of Sarnia
                                                    since 1982.
Thomas Hotz                       36 I            Partner of Magnum Capital Partners, L.L.C.
                          Term Expires in 1997      since 1996; a Managing Director of Julien J.
                                                    Studley, Inc., a national real estate firm,
                                                    from 1989 to 1995. A director of Sarnia since
                                                    June 1994.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of Sarnia has standing Executive, Audit, and Compensation Committees.

     The Executive Committee is composed of Messrs. Rawls (Chairman) and Schwarz, and the Committee has all powers and authority of the Board of Directors except, as otherwise limited by law, to act in the Board's stead when the Board is not in session.

     The Audit Committee, composed exclusively of directors who are not employees of the Company, consists of Messrs. Hotz (Chairman), Markels and Rawls. This committee's primary responsibilities are to provide oversight of Sarnia's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and evaluate the performance of the independent accountants and Sarnia's financial and accounting personnel.

     The Compensation Committee, the members of which are Messrs. Markels (Chairman) and Halpin, are responsible for reviewing and adjusting compensation paid to the President of Sarnia and all executive officers, and administers any stock or other compensation plans of Sarnia.

DIRECTORS COMPENSATION

     Directors who are not employees of Sarnia are normally paid an annual fee of $1,000 plus an attendance fee of $500 for each meeting of the Board of Directors and its committees. In fiscal year 1996 the directors agreed to the accrual of all fees. In addition, under the Sarnia 1994 Stock Option Plan on each anniversary date of the plan (December 1), each director who is not an employee of the Company and who on such anniversary date is a member of the Board, is to be granted a non-qualified stock option with an exercise price equal to the then current fair market value to purchase either (1) 25,000 shares of common stock if such director has served at least one year on the Board and has not yet been awarded an option under the Plan provisions providing for option grants to non-employee directors, or (2) an option to purchase 500 shares of common stock if such director has already received an award under the Plan provisions providing for option grants to non-employee directors. All such options shall be fully vested and exercisable as of the date of grant.

BOARD AND COMMITTEE MEETINGS

     During fiscal year 1996, the Board of Directors met five times. The Audit Committee met five times, and the Compensation Committee met once. The Executive Committee did not meet. All directors attended at least 75% of all meetings of the Board and committees on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Judkins, the Company's President and Chief Executive Officer serves as a director of Versar. Dr. Markels, a director and former officer of Versar and Mr. Halpin, a former director and member of Versar's Compensation Committee who resigned in May 1996, serve as members of Sarnia's Compensation Committee.

                        SECURITY HOLDINGS OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of Sarnia's Common Stock and Preferred Stock by the Company's directors, the Company's Chief Executive Officer and one other executive officer and the Company's directors and executive officers as a group, as of September 3, 1996.

------------------------------------------------------------------------------------------------------------
                                                                     SHARES OF COMMON AND
                                                                        PREFERRED STOCK
                                                                      BENEFICIALLY OWNED
              INDIVIDUAL OR GROUP                                 AS OF SEPTEMBER 3, 1996(1)
------------------------------------------------------------------------------------------------------------
                                                       CLASS AND NUMBER                            PERCENT
------------------------------------------------------------------------------------------------------------
    Michael Markels, Jr.                           Common           773,232(2)                        16.8%
                                                   Preferred              0                              0%
------------------------------------------------------------------------------------------------------------
    Gerald T. Halpin                               Common           648,250(3)                        12.5%
                                                   Preferred         10,000                           33.3%
------------------------------------------------------------------------------------------------------------
    Thomas Hotz                                    Common            25,000(4)                           *
                                                   Preferred              0                              0
------------------------------------------------------------------------------------------------------------
    Benjamin M. Rawls                              Common           288,437(5)                         6.0%
                                                   Preferred          3,000                           10.0%
------------------------------------------------------------------------------------------------------------
    Charles I. Judkins, Jr.                        Common           325,514(6)                         6.8%
                                                   Preferred          3,000                           10.0%
------------------------------------------------------------------------------------------------------------
    William G. Denbo                               Common             8,487(7)                           *
                                                   Preferred              0                              0
------------------------------------------------------------------------------------------------------------
    James N. Schwarz                               Common                 0                              0%
                                                   Preferred              0                              0%
------------------------------------------------------------------------------------------------------------
    All directors and executive officers as        Common         2,094,857                           35.1%
    a group (8 persons)                            Preferred         16,000                           53.3%
------------------------------------------------------------------------------------------------------------

---------------
 *  Less than 1%

(1) For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 3, 1996. With respect to ownership of shares which are held in the Versar ESSOP but allocated to individuals' accounts, the information is current as of September 3, 1996.

(2) Includes 331,500 shares owned by adult children of Dr. Markels as to which he shares voting and investment power and 25,000 shares which Dr. Markels has the right to acquire upon the exercise of options. Dr. Markels is a Trustee of the Versar ESSOP and as such he has shared investment power over 404,983 shares, none of which are included in the above table. Dr. Markels disclaims beneficial ownership of the shares held by the Versar ESSOP.

(3) Includes 625,000 shares Mr. Halpin has the right to acquire upon conversion of shares of the Company's Preferred Stock.

(4) Includes 25,000 which Mr. Hotz has the right to acquire upon the exercise of options.

(5) Includes 50,000 shares Mr. Rawls has the right to acquire upon the exercise of options and 187,000 shares Mr. Rawls has the right to acquire upon the conversion of shares of the Company's Preferred Stock. Mr. Rawls is a Trustee of the Versar ESSOP and as such he has shared investment power over 404,983 shares, none of which are included in the above table. Mr. Rawls disclaims beneficial ownership of the shares held by the Versar ESSOP.

(6) Includes 50,000 shares Mr. Judkins has the right to acquire upon the exercise of options and 187,500 shares Mr. Judkins has the right to acquire upon the conversion of shares of the Company's Preferred Stock.

(7) Includes 5,000 shares Mr. Denbo has the right to acquire upon the exercise of options.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth information on compensation paid by Sarnia for services rendered in all capacities during the three fiscal years ended June 30, 1996, to the Company's Chief Executive Officer, and to one other executive officer.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------
                                                           ANNUAL COMPENSATION
------------------------------------------------------------------------------------------------------
                                                                          OTHER ANNUAL     ALL OTHER
            NAME, PRINCIPAL POSITION,               SALARY      BONUS     COMPENSATION    COMPENSATION
                 AND FISCAL YEAR                     $(1)         $            $               $
------------------------------------------------------------------------------------------------------
  Charles I. Judkins, Jr.
  President and Chief Executive Officer
------------------------------------------------------------------------------------------------------
  1996                                               $35,888      0             0              0
  1995                                                38,561      0             0              0
  1994                                                     0      0             0              0
------------------------------------------------------------------------------------------------------
  William G. Denbo
  Vice President and General Manager
------------------------------------------------------------------------------------------------------
  1996                                               $67,319   $15,000          0           $483(2)
  1995                                                64,893      0             0            455(2)
  1994                                                63,657      0             0            445(2)
------------------------------------------------------------------------------------------------------

---------------
(1) Mr. Judkins, who became President and Chief Executive Officer of Sarnia in June 1994, was not paid any compensation in fiscal year 1994 which ended June 30, 1994. He is presently being compensated at the rate of $528 per day and plans to work between 5 and 6 days a month.

(2) The amounts shown in this column for Mr. Denbo consist of payments for insurance premiums on term life insurance.

     The following tables set forth certain information with respect to stock options granted to the Named Executive Officers and exercised under the Company's 1994 Stock Option Plan during the fiscal year ended June 30, 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

----------------------------------------------------------------------------------------------------------------
                                                                                                   POTENTIAL
                                                                                                    REALIZED
                                                                                                    VALUE AT
                                                                                                 ASSUMED ANNUAL
                                                                                                 RATES OF STOCK
                                                                                                     PRICE
                                                                                                  APPRECIATION
                                                  INDIVIDUAL GRANTS                             FOR OPTION TERM
----------------------------------------------------------------------------------------------------------------
                             NUMBER OF          % OF TOTAL
                             SECURITIES       OPTIONS GRANTED     EXERCISE OR
                         UNDERLYING OPTIONS   TO EMPLOYEES IN      BASE PRICE      EXPIRATION
          NAME              GRANTED#(1)       FISCAL YEAR(2)    ($ PER SHARE)(3)      DATE       5%($)   10%($)
----------------------------------------------------------------------------------------------------------------
  Charles I. Judkins, Jr.      25,000                19%              0.375          10/31/05    14,550   22,100
                               25,000                19%             0.1875          12/17/05     7,275   11,050
----------------------------------------------------------------------------------------------------------------
  William G. Denbo             25,000               9.5%             0.1875          12/18/05     7,275   11,050
----------------------------------------------------------------------------------------------------------------

---------------
(1) The options were granted for a term of 10 years, 20% of which were vested immediately and 80% of which vest equally over a four year period, subject to earlier termination in certain events related to termination of employment, except options for 50,000 shares granted Mr. Judkins. The 1994 Stock Option Plan includes a change-in-control provision providing for immediate vesting upon the happening of certain events defined as a change-in-control of the Company. The option plan grants the Compensation Committee broad discretion to change or modify the material terms of the option grants.

(2) The total number of options granted to employees and directors in fiscal year 1996 was 262,500.

(3) The exercise price equals the fair market value of the underlying Common Stock on the date of the grant for all options disclosed in this table.

(4) The dollar amounts in these columns are determined using assumed rates of appreciation set by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the market value of the Company's Common Stock. Such amounts are based on the assumptions that the named persons hold the options for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                             AND FY-END OPTION/SAR VALUE

--------------------------------------------------------------------------------------------------------------------
              (a)                   (b)          (c)                  (d)                           (e)
                                                             NUMBER OF SECURITIES
                                  SHARES                    UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                ACQUIRED ON     VALUE       OPTIONS/SARS AT 6/30/96             IN-THE-MONEY
                                 EXERCISE      REALIZED               (#)                 OPTIONS/SARS AT 6/30/96
             NAME                   (#)          ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
--------------------------------------------------------------------------------------------------------------------
  Charles I. Judkins, Jr.            0             0                  50,000/0                $7,813/$0
--------------------------------------------------------------------------------------------------------------------
  William G. Denbo                   0             0              5,000/20,000              $1,563/$6,250
--------------------------------------------------------------------------------------------------------------------

---------------
(1) On June 27, 1996, the closing price of the Company's Common Stock was
    $0.3125.

(2) 25,000 options granted Mr. Judkins were out-of-the-money which means that the option exercise price for those options exceed the closing price of the Company's Common Stock on June 27, 1996.

                COMPARISON OF 24 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG SARNIA, INC., THE S&P 500 INDEX
                 AND THE DOW JONES REAL ESTATE INVESTMENT INDEX

                                                                   DOW JONES
      MEASUREMENT PERIOD                                          REAL ESTATE
    (FISCAL YEAR COVERED)        SARNIA, INC.       S&P 500       INVESTMENT
7/5/94                                     100             100             100
6/27/95                                    100             125             104
6/30/96                                    100             158             126

* $100 INVESTED ON 7/5/94 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.

                     CUMULATIVE SHAREHOLDER'S RETURN TABLE

-----------------------------------------------------------------------------------------------
                                 CUMULATIVE SHAREHOLDER'S RETURN
-----------------------------------------------------------------------------------------------
                                                                  LAST TRADING DATE IN FISCAL
                                                                             YEARS
-----------------------------------------------------------------------------------------------
                                                                 1994       1995         1996
-----------------------------------------------------------------------------------------------
   Sarnia Corporation                                             $100       $100          $100
-----------------------------------------------------------------------------------------------
   Peer Group                                                     $100       $104          $126
-----------------------------------------------------------------------------------------------
   S&P 500                                                        $100       $125          $158
-----------------------------------------------------------------------------------------------

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee ("Committee") of the Board of Directors has furnished the following report on executive compensation for fiscal year 1996. The Committee provides oversight of all policies under which compensation is paid to the Company's executive officers and stock options are granted. The Committee consists entirely of non-employee directors.

COMPENSATION POLICIES

     The Company's executive compensation policy is designed to establish compensation levels to provide appropriate incentive and rewards to achieve or exceed the financial goals set for each fiscal year. The purpose of such policy is to enhance the Company's financial performance, maintain the existing assets, and meet or exceed tenant service expectations, thus resulting in increased shareholder value.

     In addition to base salaries, the compensation program includes an incentive compensation plan consisting of employee cash bonuses and stock options granted under the Company's 1994 Stock Option Plan. The overall objective of the executive compensation policies is to connect compensation with performance and attract and retain qualified individuals resulting in long term growth of the Company.

COMPENSATION

     In determining compensation for fiscal year 1996, the Committee took into account the strong financial performance of the Company for its second year operation as an independent, publicly-owned entity. In fiscal year 1996, gross revenue increased approximately 4% to $2,771,000 and net losses were approximately the same as the prior year at $269,000. Further, the refinancing of the Company's debt and renewal of key tenants position the Company for future growth. In addition, the buildings were over 95% leased and major renovations took place on the first and second floors of the 6850 Building.

CHIEF EXECUTIVE COMPENSATION

     Charles I. Judkins, Jr., the Chief Executive Officer of the Company was paid $35,888 in fiscal year 1996, that was on the basis of $528 per day. It is expected that compensation in fiscal year 1997 will remain at that level. As a director, Mr. Judkins was awarded a grant for 25,000 options under the 1994 Stock Option Plan. Further, based upon fiscal year 1995's performance he was granted options for an additional 25,000 shares.

OTHER EXECUTIVE OFFICERS

     In fiscal year 1996, William Denbo, Vice President and General Manager was paid $67,319. In consideration of Mr. Denbo's efforts in generating Sarnia's strong financial performance and creating good tenant satisfaction, he was awarded a 3.7% salary increase for fiscal year 1996 and a $15,000 bonus. He was also granted 25,000 options under the 1994 Stock Option Plan.

       Michael Markels, Jr.
       Gerald T. Halpin

                                 PROPOSAL NO. 2
                           APPOINTMENT OF ACCOUNTANTS

     The Board of Directors considers it desirable that its appointment of the firm of Arthur Andersen LLP ("Arthur Andersen") independent accountants of the Company for fiscal year 1997 be ratified by the Stockholders. Arthur Andersen served as the Company's independent accountants for fiscal year 1996. Representatives of Arthur Andersen will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

     The Board of Directors recommends a vote "FOR" this proposal and the enclosed proxy will be so voted unless the Proxy specifically indicates otherwise.

CHANGE IN CERTIFYING ACCOUNTANTS

     Price Waterhouse LLP ("PW") served as the Company's principal accountant for the fifteen fiscal years ended June 30, 1995. Because Arthur Andersen offered a more favorable pricing structure, the Audit Committee of the Company's Board of Directors recommended that the Company not renew, and the Board of Directors determined not to renew, the engagement of PW on October 2, 1995 and selected Arthur Andersen as the Company's principal accountant. As stated above, the Company has engaged Arthur Andersen, independent accountant, as the principal accountant to audit the consolidated financial statements of the Company for the three fiscal years 1994, 1995 and 1996.

     PW's report on the Company's financial statements for fiscal years 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two fiscal years and the subsequent interim period preceding the replacement of PW, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PW, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. Further, PW did not advise the Company during the Company's fiscal years 1994 and 1995 or during the subsequent interim period preceding the Company's decision not to extend PW's engagement of any "reportable events" as defined in subparagraph (a)(i)(v) of
Item 304 of Regulation S-K. PW was authorized by the Company to respond fully to inquiries of Arthur Andersen. The Company had not consulted with Arthur Andersen regarding application of accounting principles prior to their engagement.

     Following the Board's decision on October 2, 1995, the Company provided notice to PW and Arthur Andersen of its decision to replace PW with Arthur Andersen and received a response from PW to the statements of the Company in accordance with the requirements of Item 304(a) of Regulation S-K.

                              1997 ANNUAL MEETING

     It is presently contemplated that the 1997 Annual Meeting of Stockholders will be held on or about November 13, 1997. In order for any appropriate Stockholder proposal to be included in the proxy materials for the 1997 Annual Meeting of Stockholders, it must be received by the Secretary of the Company no later than June 20, 1997, by certified mail, return receipt requested.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/  PAMELA J. JOHN

                                          Pamela J. John
                                          Secretary

                              SARNIA CORPORATION

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 14, 1996


                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby authorizes Michael Markels, Jr. and Benjamin M. Rawls, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Common Stock of Sarnia Corporation (the "Company"), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 6850 Versar Center, Springfield, Virginia, on Thursday, November 14, 1996 at 9:00 a.m. local time, and any adjournment(s) thereof, as indicated on the reverse side hereof.

        The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated in each case, October 11, 1996. All other proxies heretofore given by the undersigned to vote shares of the Company's Common Stock are expressly revoked.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR THE PROPOSAL REFERRED TO IN ITEM 2 ON THE REVERSE SIDE.

(Continued, and to be signed and dated on the reverse side)

                                                SARNIA CORPORATION
                                                P.O. BOX 11081
                                                NEW YORK, N.Y.  10203-0801

(1)  Election of Directors     VOTE FOR all nominees   WITHHOLD authority to      *EXCEPTION
                               listed below.           vote for all nominees
                                                       listed below.

Nominees:  Benjamin M. Rawls and James N. Schwarz
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTION" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW). *Exception ___________________________________________________________________

(2) Ratification of the appointment of Arthur Andersen as independent accountants for fiscal year 1997.

(3) In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting.


     FOR           AGAINST         ABSTAIN



                                       Change of Address and
                                       or Comments Mark Here

                                  Please sign exactly as your name appears herein. If you are signing for the stockholder, please sign the stockholder's name, your name and state the capacity in which you are signing.

                                  Dated _____________________________, 1996

                                  _________________________________________

                                  _________________________________________
                                                (Signature)



                                  PLEASE INDICATE VOTES
                                  (X) IN BLACK OR BLUE INK.




          PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE.